U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) May 27, 2011

                         Commission File No. 333.136247


                           DOMARK INTERNATIONAL, INC.
        (Exact name of small business issuer as specified in its charter)

                                     Nevada
         (State or other jurisdiction of incorporation or organization)

                                   20-4647578
                       (IRS Employer Identification No.)

                        254 S Ronald Reagan Blvd, Ste 134
                             Longwood, Florida 32750
                    (Address of principal executive offices)

                                  877-700-7369
                          (Issuer's telephone number)

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this report,the terms "we", "us", "our", "our company" "Domark" refer to Domark International, Inc., a Nevada corporation.

              CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Our disclosure and analysis in this Current Report on Form 8-K contains some forward-looking statements. Certain of the matters discussed concerning our operations, cash flows, financial position, economic performance and financial condition, and the effect of economic conditions include forward-looking statements.

Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include words such as "expects," "anticipates,""intends," "plans," "believes," "estimates" and similar expressions are forward-looking statements. Although we believe that these statements are based upon reasonable assumptions, including projections of orders, sales, operating margins, earnings, cash flow, research and development costs, working capital, capital expenditures and other projections, they are subject to several risks and uncertainties.

Investors are cautioned that our forward-looking statements are not guarantees of future performance and the actual results or developments may differ materially from the expectations expressed in the forward-looking statements.

As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainty of estimates, forecasts and projections may be better or worse than projected. Given these uncertainties, you should not place any reliance on these forward-looking statements. These forward-looking statements also represent our estimates and assumptions only as of the date that they were made. We expressly disclaim a duty to provide updates to these forward-looking statements, and the estimates and assumptions associated with them, after the date of this filing to reflect events or changes in circumstances or changes in expectations or the occurrence of anticipated events. You are advised, however, to consult any additional disclosures we make in our reports on Form 10-K, Form 10-Q, Form 8-K, or their successors.

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 27, 2011, Domark International, Inc. (the "Company") closed its acquisition of Silk For Less, Inc., a Florida corporation (Silk) providing for the issuance of convertible preferred stock of the Company in exchange for all of the outstanding shares of Silk.

In business since 1986, Silk For Less is located in Altamonte Springs, Florida and offers beautiful, high quality, stunning, realistic silk florals and trees all assembled in the US, from its own showroom and warehouse. Its award winning designs and outstanding customer service set Silk apart from the competition. Trees are UV protected ranging in size from 3 to over 20ft tall glazed with stoneware and Tuscan containers with traditional looks, metal containers for a clean contemporary look, bamboo containers for that beach feel, and fiberglass that works for any style. Silk For Less trees are made with natural tree trunks and come with either variegated or green leaves, making them ideal for any setting. The company also prides itself on its beautiful breath taking floral arrangements. Silk For Less has been providing these extraordinary products for 25 years to its loyal customers, such as Rooms to Go. Silk 2010 revenues were $1,307,000 with net income of $161,000.

 A copy of the Agreement for the Exchange of Common Stock between the Company and Silk, and its shareholder is filed herewith as Exhibit 9.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.                         Description
-----------                         -----------

  10.1 Agreement for the Exchange of Common Stock between Domark International, Inc. and Silk for Less, Inc.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DOMARK INTERNATIONAL, INC.


Date: May 31, 2011                     By: /s/ R. Thomas Kidd
                                           ----------------------------------
                                           R. Thomas Kidd
                                           Chief Executive Officer

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